UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  June 12, 2002







                                 Address of principal executive offices;       State or other jurisdiction of
Exact name of registrant as      zip code; registrant's telephone number,      incorporation or organization;
specified in its charter;        including area code:                          IRS Employer Identification No.:
Commission File No.:
------------------------------   ----------------------------------------      --------------------------------

DQE, Inc.                        411 Seventh Avenue                            Pennsylvania
1-10290                          Pittsburgh, PA  15219                         25-1598483
                                 412-393-6000

Items 1-4.  Not applicable.

Item 5.     Other Events and Regulation FD Disclosure.

            Incorporated herein by reference to Exhibit 99.1 is a Preliminary Prospectus Supplement, dated June 12, 2002 and the accompanying Prospectus, dated June 7, 2002.

Item 6.     Not applicable.

Item 7.     Financial Statements and Exhibits.

            99.1 Preliminary Prospectus Supplement and the accompanying Prospectus.

Items 8-9.  Not applicable.



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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     DQE, INC.
                                                -------------------
                                                   (Registrant)


Date     June 12, 2002                      /s/ Frosina C. Cordisco
     ------------------------         -----------------------------------
                                               Frosina C. Cordisco
                                          Vice President and Treasurer




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